As filed with the Securities and Exchange Commission on May 2, 2006

Registration No. 333-85162

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MeriStar Hospitality Corporation

MeriStar Hospitality Operating Partnership, L.P.

MeriStar Hospitality Finance Corp. III

(Exact name of registrants as specified in their charters)

Maryland

Delaware

Delaware

(State or other jurisdiction of incorporation or organization)

75-2648842

75-2648837

46-0467463

(I.R.S. Employer Identification Nos.)

c/o Blackstone Real Estate Partners V L.P.

345 Park Avenue, New York, NY 10154

(212) 583-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

For additional Co-Registrants, see “Table of Co-Registrants” immediately following this cover page

Kenneth A. Caplan

Blackstone Real Estate Partners V L.P.

345 Park Avenue, New York, NY 10154

(212) 583-5000

(Name, address and telephone number, including area code, of agent for service)

Copy to:

Andrew R. Keller, Esq.

Brian Stadler, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

(212) 455-2000

TABLE OF CO-REGISTRANTS

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S Employer Identification Numbers	Address
MeriStar Acquisition Company, L.L.C.	Delaware	52-2132724	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

AGH PSS I, Inc.	Delaware	52-2157232	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

AGH UPREIT LLC	Delaware	75-2656872	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4C, L.P.	Delaware	76-0517194	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4F, L.P.	Delaware	75-2725881	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4E, L.P.	Delaware	74-2852380	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4H, L.P.	Delaware	75-2725879	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4B, L.P.	Delaware	75-2694056	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 7H, L.L.C.	Delaware	52-1925238	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 1B, L.L.C.	Delaware	91-1689447	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 7G, L.L.C.	Delaware	34-1808020	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S Employer Identification Numbers	Address
MeriStar Sub 6J, L.L.C.	Delaware	52-1964079	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6K, L.L.C.	Delaware	54-1823125	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6I, L.L.C.	Delaware	54-1807527	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 3D, L.L.C.	Delaware	87-0553144	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5R, L.L.C.	Delaware	52-1964084	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5A, L.L.C.	Delaware	52-1964081	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6G, L.L.C.	Delaware	52-1999173	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 3A, L.L.C.	Delaware	84-1360788	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 1A, L.L.C.	Delaware	33-0727945	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5E, L.L.C.	Delaware	31-1566303	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5D, L.L.C.	Delaware	31-1541474	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4J, L.L.C.	Delaware	73-1526587	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S Employer Identification Numbers	Address
Meristar Sub 6C, L.L.C.	Delaware	23-2895342	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4D, L.L.C.	Delaware	43-1760635	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6E, L.L.C.	Delaware	54-1854024	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6D, L.L.C.	Delaware	52-2039522	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 7E, L.L.C.	Delaware	38-3370983	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 3C, L.L.C.	Delaware	86-0892459	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 7F, L.L.C.	Delaware	35-2008353	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 7D, L.L.C.	Delaware	36-4159672	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 8E, L.L.C.	Delaware	52-2061475	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 8C, L.L.C.	Delaware	52-2088410	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6B, L.L.C.	Delaware	52-2077796	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6A, L.L.C.	Delaware	52-2077797	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S Employer Identification Numbers	Address
MeriStar Sub 6F, L.L.C.	Delaware	52-2086427	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 8B, L.L.C.	Delaware	52-2089189	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 1D, L.P.	Delaware	94-3287970	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 1C, L.P.	Delaware	33-0751707	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5K, LLC	Delaware	59-3540019	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5H, LLC	Delaware	59-3540022	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 2A, LLC	Delaware	52-2290279	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6L, LLC	Delaware	75-2717284	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MDV Limited Partnership	Texas	75-2547035	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 4A, LTD.	Texas	75-2613712	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 5G, Limited Partnership	Florida	59-3272431	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 6H, L.P.	Delaware	56-1959721	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S Employer Identification Numbers	Address
MeriStar Hotel Lessee, Inc.	Delaware	52-2275057	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

Meristar Sub 6M Company	Maryland	52-1200673	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

Meristar LP, L.L.C.	Nevada	52-2101842	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 7A Joint Venture	Ohio	75-2660903	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 8F, LTD.	Texas	75-2512515	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

MeriStar Sub 8G, LLC	Delaware	75-2656877	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

CapStar Cherry Hill Company, L.L.C.	Delaware	52-2018013	c/o Blackstone Real Estate Partners V L.P. 345 Park Avenue, New York, NY 10154

TERMINATION OF REGISTRATION

This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-3 (Registration No. 333-85162) of the Registrants.

On May 2, 2006, pursuant to the terms of an agreement and plan of merger, dated as of February 20, 2006 (the “Merger Agreement”), by and among MeriStar Hospitality Corporation (“MeriStar”), MeriStar Hospitality Operating Partnership, L.P. (“MeriStar Operating Partnership”), Alcor Holdings LLC (“Alcor Holdings”), Alcor Acquisition Inc., Alcor Acquisition LLC (“Alcor Acquisition”) and Alcor Acquisition L.P. (“Alcor LP”), MeriStar merged with and into Alcor Acquisition, a wholly owned subsidiary of Alcor Holdings, with Alcor LLC being the surviving entity, and Alcor LP, whose general partner is an indirect, wholly owned subsidiary of Alcor Holdings, merged with and into MeriStar Operating Partnership, with MeriStar Operating Partnership being the surviving entity (collectively, the “Mergers”). Alcor Holdings, Alcor Acquisition Inc., Alcor Acquisition and Alcor LP are affiliates of The Blackstone Group. Pursuant to the terms of the Merger Agreement, at the effective time of the Mergers, each outstanding share of MeriStar common stock and each outstanding unit of limited partner interest in MeriStar Operating Partnership was automatically converted into the right to receive $10.45 in cash, without interest, less any withholding taxes.

As a result of the Mergers, there is no longer any common stock of MeriStar outstanding and there are no longer any units of limited partner interest of MeriStar Operating Partnership outstanding. Each of the Registrants will be deregistering all of their respective securities. Therefore, the Registrants hereby remove from registration all securities of the Registrants registered pursuant to this Registration Statement that remain unissued.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, each of the Registrants listed below has duly caused this Post-Effective Amendment to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 2, 2006.

ALCOR HOLDINGS LLC, a Maryland Corporation (as successor by merger to MeriStar Hospitality Corporation)

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Managing Director and Vice President

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware corporation

	By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

		By:	/s/ Kenneth A. Caplan
		Name:	Kenneth A. Caplan
		Title:	Managing Director and Vice President

MERISTAR HOSPITALITY FINANCE CORP. III, a Delaware corporation

By:	/s/ Kenneth A. Caplan
	Name:	Kenneth A. Caplan
	Title:	Managing Director and Vice President

MERISTAR LP, L.L.C., a Nevada corporation

By:	/s/ Kenneth A. Caplan
	Name:	Kenneth A. Caplan
	Title:	Managing Director and Vice President

MERISTAR HOTEL LESSEE, INC., a Delaware corporation

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Managing Director and Vice President

AGH PSS I, INC., a Delaware corporation

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Managing Director and Vice President

MERISTAR ACQUISITION COMPANY, L.L.C., a Delaware limited liability company

By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

	By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

		By:	/s/ Kenneth A. Caplan
		Name:	Kenneth A. Caplan
		Title:	Managing Director and Vice President

AGH UPREIT LLC, a Delaware limited liability company

By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

	By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

		By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MERISTAR SUB 4C, L.P. MERISTAR SUB 4F, L.P. MERISTAR SUB 4E, L.P. MERISTAR SUB 4H, L.P. MERISTAR SUB 4B, L.P. MERISTAR SUB 1D, L.P. MERISTAR SUB 1C, L.P., each a Delaware limited partnership

By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

	By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

		By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MERISTAR SUB 7H, L.L.C.

MERISTAR SUB 1B, L.L.C.

MERISTAR SUB 7G, L.L.C.

MERISTAR SUB 6J, L.L.C.

MERISTAR SUB 6K, L.L.C.

MERISTAR SUB 6I, L.L.C.

MERISTAR SUB 3D, L.L.C.

MERISTAR SUB 5R, L.L.C.

MERISTAR SUB 5A, L.L.C.

MERISTAR SUB 6G, L.L.C.

MERISTAR SUB 3A, L.L.C.

MERISTAR SUB 1A, L.L.C.

MERISTAR SUB 5E, L.L.C.

MERISTAR SUB 5D, L.L.C.

MERISTAR SUB 4J, L.L.C.

CAPSTAR CHERRY HILL COMPANY, L.L.C.

MERISTAR SUB 6C, L.L.C.

MERISTAR SUB 4D, L.L.C.

MERISTAR SUB 6E, L.L.C.

MERISTAR SUB 6D, L.L.C.

MERISTAR SUB 7E, L.L.C.

MERISTAR SUB 3C, L.L.C.

MERISTAR SUB 7F, L.L.C.

MERISTAR SUB 7D, L.L.C.

MERISTAR SUB 8E, L.L.C.

MERISTAR SUB 8C, L.L.C.

MERISTAR SUB 6B, L.L.C.

MERISTAR SUB 6A, L.L.C.

MERISTAR SUB 6F, L.L.C.

MERISTAR SUB 8B, L.L.C.

MERISTAR SUB 5K, LLC

MERISTAR SUB 5H, LLC

MERISTAR SUB 2A, LLC

MERISTAR SUB 8G, LLC, each a Delaware limited liability company

By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

	By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

		By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MERISTAR SUB 6L, LLC, a Delaware limited liability company

By:	AGH UPREIT LLC, a Delaware limited liability company, member

	By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

		By:	MeriStar Hospitality Corporation, a Maryland corporation, member

		By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MDV LIMITED PARTNERSHIP, a

Texas limited partnership

MERISTAR SUB 4A, LTD., a Texas limited partnership

MERISTAR SUB 5G, LIMITED PARTNERSHIP, a Florida limited partnership

MERISTAR SUB 6H, L.P., a

Delaware limited partnership

By:	AGH UPREIT LLC, a Delaware limited liability company, their general partner

	By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

		By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

			By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MERISTAR SUB 6M COMPANY, a Maryland general partnership

By:	MeriStar Sub 6A, L.L.C., a Delaware limited liability company, partner

	By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

		By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

			By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MeriStar Sub 6F, L.L.C., a Delaware limited liability company, partner

	By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

		By:	MeriStar Hospitality Corporation, a Maryland corporation, general partner

			By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MERISTAR SUB 7A JOINT VENTURE, an Ohio general partnership

By:	AGH UPREIT LLC, a Delaware limited liability company, partner

	By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

		By:	MeriStar Hospitality Corporation, a Maryland corporation, member

			By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President

MERISTAR SUB 8F, LTD., a Texas general partnership

By:	MeriStar Sub 8G, LLC a Delaware limited liability company, its general partner

	By:	MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

		By:	MeriStar Hospitality Corporation, a Maryland corporation, its general partner

			By:	/s/ Kenneth A. Caplan
Name: Kenneth A. Caplan
Title: Managing Director and Vice President